Exhibit 99.1

RAIT REACHES AGREEMENT WITH HIGHLAND CAPITAL MANAGEMENT, L.P.

PHILADELPHIA, PA – May 26, 2017 – RAIT Financial Trust (“RAIT”) (NYSE: RAS), a national direct lender to owners of commercial real estate and an internally-managed real estate investment trust, today announced that it has entered into a cooperation agreement with Highland Capital Management, L.P. and its affiliates, which, in the aggregate, beneficially own approximately 5.9% of RAIT’s outstanding common shares. Under the terms of the cooperation agreement, RAIT has agreed that, following the certification of the vote at its 2017 Annual Meeting of Shareholders, it will appoint to its Board of Trustees a new trustee who will be one of two candidates recommended by Highland Capital. In addition, RAIT has agreed that within 120 days from the date of the cooperation agreement, it will appoint an additional new trustee to its Board.

Michael J. Malter, RAIT’s non-executive and independent Chairman of the Board, stated, “We are pleased to have reached this cooperation agreement with Highland Capital, as we believe this outcome serves the best interests of RAIT and its shareholders. By constructively engaging and collaborating with Highland Capital, we have been introduced to two very attractive candidates for our Board of Trustees, either of whom we believe would bring substantive skills and experience that will complement the strengths of the current members of our Board and enhance management’s ability to drive the execution of its various initiatives.”

James D. Dondero, the Co-Founder and President of Highland Capital, said, “We are pleased to have worked collaboratively with the RAIT Board and senior management team to reach this cooperation agreement, which we believe is a good outcome for all shareholders. We believe the addition of two new trustees will strengthen the RAIT Board and further facilitate the ongoing efforts of the senior management team to enhance shareholder value.”

Under the terms of the cooperation agreement, Highland Capital and its affiliates have agreed to vote their shares in support of, among other things, the election of the slate of trustees recommended by RAIT’s Board at the 2017 annual meeting and to abide by certain other voting and customary standstill provisions.

The complete cooperation agreement between RAIT and Highland Capital and its affiliates will be filed as an exhibit to a Current Report on Form 8-K with the Securities and Exchange Commission.

UBS Investment Bank served as financial advisor to RAIT. Morgan, Lewis & Bockius LLP served as legal counsel to RAIT and its Board of Trustees. FTI Consulting, Inc. served as investor relations advisor to RAIT.

About RAIT Financial Trust

RAIT Financial Trust (NYSE: RAS) is an internally managed real estate investment trust focused on providing debt financing options to owners of commercial real estate. Additional information about RAIT can be found on its website at www.rait.com.

Forward-Looking Information

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “guidance,” “may,” “plan,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “opportunities” or other similar words or terms.

RAIT’s forward-looking statements include, but are not limited to, statements regarding RAIT’s plans and initiatives to (i) simplify its business model, (ii) focus originations on high credit quality, first lien loans, (iii) adopt a direct loan origination model that facilitates improved credit and long-term borrower relationships, (iv) deleverage and streamline lending strategy to focus on RAIT’s core competencies, (v) opportunistically divest and maximize the value of RAIT’s legacy REO portfolio and existing property management operations and, ultimately, minimize REO holdings, (vi) significantly reduce its total expense base, (vii) reinvest capital into what it believes is a higher yielding lending business, (viii) achieve its asset mix targets, (ix) sell non-core CRE and lower asset management costs, (x) minimize the issuance of mezzanine debt and preferred equity, (xi) optimize the level of working capital on the balance sheet, (xii) achieve its financial targets, (xiii) achieve its capital structure targets, (xiv) reduce reliance on the issuances of corporate debt and/or preferred stock, (xv) reduce leverage, including preferred stock as a percentage of total assets, (xvi) reduce legacy CDOs as a percentage of total secured indebtedness, (xvii) determine its future dividend policy, (xviii) achieve significant annual expense savings in connection with the internalization of IRT, (xix) exit the commercial property management business, and (xx) enhance its long-term prospects and create value for its shareholders. Such forward-looking statements are based upon RAIT’s historical performance and its current plans, estimates, predictions and expectations and are not a representation that such plans, estimates, predictions or expectations will be achieved. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements.

Risks, uncertainties and contingencies that may affect the results expressed or implied by RAIT’s forward-looking statements include, but are not limited to: (i) whether RAIT will be able to continue to implement its strategy to transition RAIT to a more lender focused, simpler, and more cost-efficient business model, to deleverage and to generate enhanced returns for its shareholders; (ii) whether RAIT will be able to continue to opportunistically divest and maximize the value of RAIT’s legacy REO portfolio and existing property management operations and the majority of RAIT’s non-lending assets; (iii) whether anticipated cost savings from the internalization of IRT will be achieved; (iv) whether the divestiture of RAIT’s CRE portfolio will lead to lower asset management costs and lower expenses; (v) whether RAIT will be able to reduce compensation and G&A expenses and indebtedness; (vi) whether RAIT’s new leadership will lead to enhanced value for shareholders; (vii) whether RAIT will be able to create sustainable earnings and grow book value; (viii) whether RAIT will be able to redeploy capital from non-lending related asset sales; (ix) whether RAIT will be able to increase loan origination levels; (x) whether the disposition of non-core assets, reductions in debt levels and expected loan repayments will impact RAIT’s Cash Available for Distribution (CAD); (xi) whether RAIT will continue to pay dividends and the amount of such dividends; (xii) whether RAIT will be able to organically increase reliance on match-funded asset-level debt; (xiii) overall conditions in commercial real estate and the economy generally; (xiv) whether market conditions will enable us to continue to implement our capital recycling and debt reduction plan involving selling properties and repurchasing or paying down our debt; (xv) whether we will be able to originate sufficient bridge loans; (xvi) whether the timing and amount of investments, repayments, any capital raised and our use of leverage will vary from those underlying our assumptions; (xvii) changes in the expected yield of our investments; (xviii) changes in financial markets and interest rates, or to the business or financial condition of RAIT or its business; (xix) whether RAIT will be able to originate loans in the amounts assumed; (xx) whether RAIT will generate any CMBS gain on sale profits; (xxi) whether the amount of loan repayments will be at the level assumed; (xxii) whether our management changes will be beneficial to RAIT; (xxiii) whether RAIT will be able to dispose of its industrial portfolio or sell the other properties; (xxiv) the availability of financing and capital, including through the capital and securitization markets; and (xxv) other factors described in RAIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other filings with the SEC. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Important Additional Information And Where To Find It

RAIT, its trustees and certain of its executive officers are deemed to be participants in the solicitation of proxies from RAIT’s shareholders in connection with the matters to be considered at RAIT’s 2017 Annual Meeting of Shareholders. On May 15, 2017, RAIT filed a definitive proxy statement and accompanying definitive WHITE proxy card with the SEC in connection with the solicitation of proxies from RAIT shareholders in connection with the matters to be considered at RAIT’s 2017 Annual Meeting of Shareholders. Information regarding the names of RAIT’s trustees and executive officers and their respective interests in RAIT by security holdings or otherwise are set forth in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY RAIT WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by RAIT with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of RAIT’s corporate website at www.RAIT.com, by writing to RAIT’s Corporate Secretary at RAIT Financial Trust, Two Logan Square, 100 N. 18th Street, 23rd Floor, Philadelphia, PA 19103, or by calling RAIT’s Secretary at (215) 207.2100.

RAIT Financial Trust Contact

Andres Viroslav

215-207-2100

aviroslav@rait.com